EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daxor Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date thereof (the “Report”), I, Joseph Feldschuh, M.D., President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          (2) The information contained in the Report fairly resents, in all material respects, the financial condition and results of operations of Daxor Corporation.

/s/ Joseph Feldschuh, M.D.

Joseph Feldschuh, M.D. President and Chief
Executive Officer
November 14, 2006

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